UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 19, 2021
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, RHODE ISLAND 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Summer Infant, Inc. (the “Company”) held on May 19, 2021 (the “Annual Meeting”), the Company’s stockholders approved the Company’s Amended and Restated 2012 Incentive Compensation Plan (the “Plan”) which, among other things, extended the term of the Plan until May 19, 2031, and increased the number of shares of the Company’s common stock reserved for issuance under the Plan from 188,889 shares to 374,889 shares. The foregoing description is qualified in its entirety by reference to the Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters submitted at the Annual Meeting by the Board of Directors to a vote of the Company’s stockholders and the final results of the voting for each proposal.

Proposal 1: Election of Directors

Each of the following nominees for director was elected based on the following vote:

Nominee	For	Against	Abstained	Broker Non-Votes
Evelyn D’An	1,268,092	3,754	1,773	461,065

Robin Marino	1,268,126	3,720	1,773	461,065

Alan Mustacchi	1,257,320	14,528	1,771	461,065

Stuart Noyes	1,269,413	2,435	1,771	461,065

Andrew Train	1,256,726	15,132	1,761	461,065

Stephen J. Zelkowicz	1,268,683	4,793	143	461,065

Proposal 2: Approval, on an Advisory Basis, of Named Executive Officer Compensation

The compensation of the Company’s named executive officers for 2020 was approved by a non-binding advisory vote based on the following vote:

For	Against	Abstained	Broker Non-Votes
1,261,476	9,103	3,040	461,065

Proposal 3: Approval of Amended and Restated 2012 Incentive Compensation Plan

The Amended and Restated 2012 Incentive Compensation Plan was approved based on the following vote:

For	Against	Abstained	Broker Non-Votes
1,263,019	9,234	1,366	461,065

Proposal 4: Ratification of Appointment of RSM US LLP as Independent Auditor

The appointment of RSM US LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 1, 2022 was ratified based on the following vote:

For	Against	Abstained
1,725,250	7,748	1,686

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amended and Restated 2012 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: May 20, 2021	By:	/s/ Bruce Meier
Bruce Meier
Interim Chief Financial Officer